UNITED STATES
SECURITIES and EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of report (Date of earliest event reported)              May 18, 2010

FLUSHING FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

000-24272
(Commission File Number)

DELAWARE
(State or other jurisdiction of incorporation)

11-3209278
(I.R.S. Employer Identification Number)

1979 MARCUS AVENUE, SUITE E140, LAKE SUCCESS, NEW YORK 11042
(Address of principal executive offices)

(718) 961-5400
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Company’s annual meeting of stockholders held on May 18, 2010, as contemplated by the Company’s definitive proxy material for the meeting, certain matters were submitted to a vote of stockholders. The following table summarizes the results of voting with respect to each matter:

	Number of shares voted
	For	Withheld	Abstain	Non Votes
Election of Directors (four directors were elected to serve until the 2013 annual meeting of stockholders and until their successors are elected and qualified).

Gerard P. Tully, Sr.	24,401,838	1,753,190	n/a	2,588,078
John R. Buran	25,474,251	680,777	n/a	2,588,078
James D. Bennett	25,388,348	766,680	n/a	2,588,078
Vincent F. Nicolosi	24,286,843	1,868,185	n/a	2,588,078

Ratification of the appointment of Grant Thornton, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2010.	27,025,451	1,671,096	46,559	-

Amendment of the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 40 million to 100 million.	24,045,297	4,647,694	50,115	-

Re-approval of the performance criteria of the Company's amended and restated 2005 Omnibus Incentive Plan.	26,183,779	2,492,394	66,933	-

Item 7.01	Regulation FD Disclosure

Flushing Financial Corporation (the “Company”) (Nasdaq-GS: FFIC), the parent holding company for Flushing Savings Bank, FSB, today announced that, through an arrangement with Sandler O’Neill + Partners, L.P., John R. Buran, the Company’s President and Chief Executive Officer and David W. Fry, the Company’s Executive Vice President and Chief Financial Officer will make a presentation to a group of institutional investors at the Company’s executive offices in Lake Success, New York on May 20, 2010. Attached as exhibit 99.1 is the press release of Flushing Financial Corporation dated May 18, 2010.

Item 8.01	Other Events

Flushing Financial Corporation, the parent holding company for Flushing Savings Bank, FSB, announced on May 19, 2010 that the Board of Directors declared a quarterly dividend on its common stock of $0.13 per common share, payable on June 30, 2010 to shareholders of record at the close of business on June 9, 2010. Attached as exhibit 99.2 is the press release of Flushing Financial Corporation dated May 19, 2010.

Item 9.01(d).	Exhibits

99.1.	Press release of Flushing Financial Corporation dated May 18, 2010, “Flushing Financial to Speak to Institutional Investors”.

99.2.	Press release of Flushing Financial Corporation dated May 19, 2010, “Flushing Financial Corporation Declares Quarterly Dividend of $0.13 Per Share”.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLUSHING FINANCIAL CORPORATION

Date: May 19, 2010	By:	/s/ David W. Fry
David W. Fry
	Title:	Executive Vice President
and Chief Financial Officer